Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of October 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of October 15, 2004

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	High 30's	Gulf of Mexico	Nov. 04
ENSCO 64	MLT Enhn. 53-S	350	Shipyard		Gulf of Mexico	Unknown	Reviewing damage from Hurricane Ivan
ENSCO 68	MLT Enhn. 84-C	400	Shipyard		Gulf of Mexico	Nov. 04
ENSCO 69	MLT 84-S	400	BP	Mid 40's	Gulf of Mexico	Oct. 04	Next to Dominion to Nov. 04, mid 40's
ENSCO 74	MLT Enhn. 116-C	400	LLOG	Mid 50's	Gulf of Mexico	Oct. 04	Next to Pogo to Jan. 05, low 60's
ENSCO 75	MLT Super 116-C	400	Spinnaker	Mid 50's	Gulf of Mexico	Oct. 04	Next to Devon to Mar. 05, low 60's
ENSCO 81	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Nov. 04	Well to well
ENSCO 82	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Nov. 04
ENSCO 83	MLT 82 SD-C	250	Nexen	Low 40's	Gulf of Mexico	Nov. 04
ENSCO 84	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Jan. 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 40's	Gulf of Mexico	Jan. 05	Market rate, well to well
ENSCO 87	MLT 116-C	350	Hunt Oil	High 40's	Gulf of Mexico	Nov. 04
ENSCO 89	MLT 82 SD-C	250	ATP	Low 40's	Gulf of Mexico	Dec. 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	High 30's	Gulf of Mexico	Oct. 04	Next to Spinnaker to Nov. 04, low 40's
ENSCO 93	MLT 82 SD-C	250	Newfield	Low 40's	Gulf of Mexico	Jan. 05
ENSCO 98	MLT 82 SD-C	250	Houston Expl.	Low 40's	Gulf of Mexico	Dec. 04
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 40's	Gulf of Mexico	Oct. 04	Market rate, next to shipyard to Mar. 05
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 50's	Gulf of Mexico	Jan. 05	Rate increases early Nov. 04, low 60's
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Anadarko	Mid 80's	Gulf of Mexico	Nov. 04	Expect to work to Jun. 05, 100-120 range
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	Mid 10's	Gulf of Mexico	Dec. 04	Standby rate while under repair
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Oct. 04
ENSCO 29	3000 HP API		Taylor	High 10's	Gulf of Mexico	Sep. 05	Standby rate, increases to operating rate early Dec. 04, mid 20's, plus options
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 50's	Denmark	Jan. 05	Rate decreases mid Nov. 04, low 50's, well to well
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 40's	Denmark	Apr. 05	Working accommodation mode
ENSCO 72	Hitachi K1025N	225	Total	Low 70's	Netherlands	Dec. 04	Expect to work to Feb. 05, low 50's, then to May 05, market rate
ENSCO 80	MLT Enhn. 116-C	225	ADTI/Newfield	Mid 40's	UK	Dec. 04	Rate increases early Nov. 04, low 50's
ENSCO 85	MLT 116-C	225	EOG	Low 50's	UK	Nov. 04
ENSCO 92	MLT 116-C	225	BG Int'l	High 40's	UK	Oct. 04	Expect to work to Jan. 05, high 50's
ENSCO 101	KFELS MOD V-A	400	DONG	High 70's	Denmark	Oct. 04	Next to ConocoPhillips to Feb. 05, mid 80's, then to shipyard for 5-yr survey to Mar. 05
Africa
ENSCO 100	MLT-150-88	350	Nexen	Mid 60's	Nigeria	Oct. 04	Plus options
Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Dec. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Feb. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 30's	Qatar	Feb. 07	Reduced shipyard rate, increases to operating rate late Oct. 04, mid 50's
ENSCO 88	MLT 82 SD-C	250	Shipyard		U.A.E.	Apr. 05	Next to Ras Gas starting late Oct. 04, low 50's, plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jul. 05	Plus options
ENSCO 95	Hitachi C-250	250	Shipyard		U.A.E.	Dec. 04	Expect to work to Apr. 05, mid 60's
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Dec. 04	Plus options
ENSCO 97	MLT 82-SD-C	250	QPD	Low 50's	Qatar	Jan. 05	Plus options
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 08	Rate adjusted semi-annually
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 04	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Continual programs Apache/Strike/Tap and possibly others
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Dec. 04	Plus options, expect to work to Jul. 05, high 50's
ENSCO 67	MLT 84-S	400	Shipyard		Singapore	May 05
ENSCO 102	KFELS MOD V-A	400	Origin	High 80's	Australia	Dec. 04	Next to Esso, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Feb. 05	Plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Q1 05
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	High 70's	Trinidad	Feb. 05	Plus options

ENSCO II	Barge Rig		Shell	Low 30's	Lake Maracaibo	Oct. 05	Plus options
ENSCO III	Barge Rig		Available		Lake Maracaibo	Oct. 04	Expect to work Nov. 04 to Feb. 05, low 30's
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Oct. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo